UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2022

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13057	13-2622036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Madison Avenue, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(212) 318-7000
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A Common Stock, $.01 par value	RL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 9, 2022, the Board of Directors (the “Board”) of Ralph Lauren Corporation (the “Company”) elected Wei Zhang as a Class B director on the Board and Darren Walker (previously a Class B director on the Board) as a Class A director on the Board, each effective November 9, 2022, to serve until the 2023 Annual Meeting of Stockholders or until her or his successor is elected and qualified or until her or his earlier death, resignation or removal. In accordance with the Company’s Amended and Restated Certificate of Incorporation, Ms. Zhang was elected to the Board by the directors who were themselves elected by the holders of the Company’s Class B Common Stock, par value $0.01, at the last annual meeting of stockholders of the Company, and Mr. Walker was elected to the Board by the directors who were themselves elected by the holders of the Company’s publicly traded Class A Common Stock, par value $0.01, at the last annual meeting of stockholders of the Company. Ms. Zhang was also elected to serve as a member of the Finance Committee and the Nominating, Governance, Citizenship and Sustainability Committee of the Board, effective November 9, 2022. In connection with this election, the Board determined to increase its size from twelve members to thirteen members.

There are no arrangements or understandings among either of Ms. Zhang or Mr. Walker and any other persons pursuant to which Ms. Zhang or Mr. Walker, as applicable, was selected as a director, and there have been no transactions with respect to Ms. Zhang or Mr. Walker reportable under Item 404(a) of Regulation S-K. Ms. Zhang and Mr. Walker will be entitled to the same compensation, indemnification and other benefits as other non-employee directors.

A copy of the press release announcing the election of Ms. Zhang to the Board is filed as Exhibit 99.1 hereto and incorporated by reference herein in its entirety.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALPH LAUREN CORPORATION

Date: November 16, 2022	By:	/s/ Jane Hamilton Nielsen
Jane Hamilton Nielsen
Chief Operating Officer and Chief Financial Officer

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